UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 30, 2010

WELLQUEST MEDICAL & WELLNESS CORPORATION
(Exact name of registrant as specified in charter)

Oklahoma	333-149260	20-1842879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 SE Macy Rd, #18, Bentonville, Arkansas	72712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 845-0880

Copies to:
Gregory Sichenzia, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On April 30, 2010, WellQuest Medical & Wellness Corporation (the “Company”) issued a press release announcing that it intended to voluntarily deregister its common stock and suspend its reporting obligations under the Securities and Exchange Act of 1935 by filing a Form 15 with the Securities and Exchange Commission on April 30, 2010. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1  Press Release, dated April 30, 2010, issued by WellQuest Medical & Wellness Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLQUEST MEDICAL & WELLNESS CORPORATION
Dated: April 30, 2010	BY: /s/ Greg Primm
Greg Primm Chief Financial Officer